                                                                   EXHIBIT 10.5





                         WEATHERFORD INTERNATIONAL, INC.
                         EXECUTIVE DEFERRED COMPENSATION
                              STOCK OWNERSHIP PLAN


                            AMENDMENT AND RESTATEMENT
                              EFFECTIVE MAY 9, 2003

                         WEATHERFORD INTERNATIONAL, INC.
                         EXECUTIVE DEFERRED COMPENSATION
                              STOCK OWNERSHIP PLAN


         WHEREAS, Weatherford International, Inc. has executed and maintains the Weatherford International, Inc. Executive Deferred Compensation Stock Ownership Plan (formerly known as the Energy Ventures, Inc. Executive Deferred Compensation Stock Ownership Plan) (the "Plan") for a select group of management and highly compensated employees;

         WHEREAS, the Board of Directors has the authority to amend the Plan from time to time pursuant to Section 9.1 of the Plan;

         WHEREAS, it has been determined that the Plan should be completely amended, restated and continued without a gap or lapse in coverage, time or effect which would cause any Participant to become fully vested or entitled to distribution;

         NOW, THEREFORE, the Board of Directors declares that the Plan is hereby amended and restated in its entirety effective as of May 9, 2003, as follows:

                         WEATHERFORD INTERNATIONAL, INC.
                         EXECUTIVE DEFERRED COMPENSATION
                              STOCK OWNERSHIP PLAN

                                TABLE OF CONTENTS

                                                                                                            Section
                                                                                                            -------
ARTICLE I -- DEFINITIONS
         Account..............................................................................................1.1
         Assets...............................................................................................1.2
         Basic Benefit........................................................................................1.3
         Beneficiary..........................................................................................1.4
         Board of Directors...................................................................................1.5
         Change of Control....................................................................................1.6
         Code.................................................................................................1.7
         Committee............................................................................................1.8
         Common Shares........................................................................................1.9
         Company..............................................................................................1.10
         Company Match........................................................................................1.11
         Compensation.........................................................................................1.12
         Deferral.............................................................................................1.13
         Deferred Compensation Ledger.........................................................................1.14
         Disability...........................................................................................1.15
         Entity...............................................................................................1.16
         ERISA................................................................................................1.17
         Grant Spin-Off.......................................................................................1.18
         Grant Stock..........................................................................................1.19
         Parent...............................................................................................1.20
         Parent Board.........................................................................................1.21
         Participant..........................................................................................1.22
         Person...............................................................................................1.23
         Plan.................................................................................................1.24
         Plan Year............................................................................................1.25
         Retirement...........................................................................................1.26
         Sponsor..............................................................................................1.27
         Subsidiary...........................................................................................1.28
         Trustee..............................................................................................1.29
         Vesting Date.........................................................................................1.30
         Year of Service......................................................................................1.31

ARTICLE II -- ELIGIBILITY

ARTICLE III -- DEFERRALS AND BENEFIT ACCRUALS
         Basic Benefit Accrual................................................................................3.1
         Deferral Election....................................................................................3.2
         Company Match Accrual................................................................................3.3
         Reduction of Accruals................................................................................3.4

                         WEATHERFORD INTERNATIONAL, INC.
                         EXECUTIVE DEFERRED COMPENSATION
                              STOCK OWNERSHIP PLAN

                                TABLE OF CONTENTS

                                                                                                            Section
                                                                                                            -------
ARTICLE IV -- ACCOUNT
         Establishing a Participant's Account.................................................................4.1
         Basic Benefit Account................................................................................4.2
         Deferral Account.....................................................................................4.3
         Company Match Account................................................................................4.4
         Gauge for Determining Benefits.......................................................................4.5
         Adjustments for the Grant Spin-Off...................................................................4.6

ARTICLE V -- VESTING
         Deferrals............................................................................................5.1
         Basic Benefit and Company Match......................................................................5.2

ARTICLE VI -- DISTRIBUTIONS
         Death................................................................................................6.1
         Disability...........................................................................................6.2
         Retirement...........................................................................................6.3
         Termination Prior to Death, Disability or Retirement.................................................6.4
         Forfeiture for Cause.................................................................................6.5
         Responsibility for Distributions and Withholding and Taxes...........................................6.6
         Distribution Determination Date......................................................................6.7

ARTICLE VII -- ADMINISTRATION
         Committee Appointment................................................................................7.1
         Committee Organization and Voting....................................................................7.2
         Powers of the Committee..............................................................................7.3
         Committee Discretion.................................................................................7.4
         Annual Statements....................................................................................7.5
         Reimbursement of Expenses............................................................................7.6

ARTICLE VIII -- ADOPTION BY SUBSIDIARIES
         Procedure for and Status After Adoption..............................................................8.1
         Termination of Participation by Adopting Subsidiary..................................................8.2

ARTICLE IX -- AMENDMENT AND/OR TERMINATION
         Amendment or Termination of the Plan.................................................................9.1
         No Retroactive Effect on Awarded Benefits............................................................9.2
         Effect of Termination................................................................................9.3

ARTICLE X -- PAYMENT
         Payments Under This Agreement Are the Obligation of the Company.....................................10.1
         Payments May Be Made to a Rabbi Trust...............................................................10.2

                         WEATHERFORD INTERNATIONAL, INC.
                         EXECUTIVE DEFERRED COMPENSATION
                              STOCK OWNERSHIP PLAN

                                TABLE OF CONTENTS

                                                                                                            Section
                                                                                                            -------
         Participants Must Rely Only on the General Credit of the Company....................................10.3
         Plan Unfunded.......................................................................................10.4

ARTICLE XI -- MISCELLANEOUS
         Limitation of Rights................................................................................11.1
         Distribution to Minor or Incapacitated Person.......................................................11.2
         Nonalienation of Benefits...........................................................................11.3
         Reliance Upon Information...........................................................................11.4
         Severability........................................................................................11.5
         Notice..............................................................................................11.6
         Gender and Number...................................................................................11.7
         Governing Law.......................................................................................11.8

                                    ARTICLE I

                                   DEFINITIONS

         1.1 "ACCOUNT" means all ledger accounts pertaining to a Participant which are maintained by the Committee to reflect the amount of deferred compensation due the Participant. The Committee shall establish the following Accounts and any additional Accounts that the Committee considers necessary.

         (a) Deferral Account - The Participant's deferral, if any, between one percent and 7 1/2percent of his Compensation.

         (b) Basic Benefit Account - The Company's accrual of 7 1/2 percent of Compensation for each Participant, or such lesser amount as the Committee establishes pursuant to Section 3.4.

         (c) Company Match Account - The Company's match equal to 100 percent of the Participant's Deferral, if any, or such lesser amount as the Committee establishes pursuant to Section 3.4.

         1.2 "ASSETS" means assets of any kind owned by the Parent, including but not limited to securities of the Parent's direct or indirect subsidiaries and the assets of the Parent's direct or indirect subsidiaries.

         1.3 "BASIC BENEFIT" means the accrual made by the Company for the benefit of a Participant equal to 7 1/2 percent of the Participant's Compensation, or such lesser amount as the Committee establishes pursuant to
Section 3.4.

         1.4 "BENEFICIARY" means a person or entity designated by the Participant under the terms of the Plan to receive any amounts distributed under the Plan upon the death of the Participant.

         1.5 "BOARD OF DIRECTORS" means the Board of Directors of the Sponsor.

         1.6 "CHANGE OF CONTROL" means the occurrence of an event set forth in any one of the following paragraphs of this Section 1.5:

                  (i) any Person is or becomes the Beneficial Owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended from time to time ("Exchange Act")), directly or indirectly, of 20 percent or more of either (A) the then outstanding Common Shares (the "Outstanding Parent Common Shares") or (B) the combined voting power of the then outstanding voting securities of the Parent entitled to vote generally in the election of directors (the "Outstanding Parent Voting Securities"), excluding any Person who becomes such a Beneficial Owner in connection with a transaction that complies with clauses (A), (B) and (C) of paragraph (iii) below;

                  (ii) individuals, who, as of the date hereof, constitute the Parent Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Parent Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Parent's shareholders, was approved by a vote of at least two-thirds of the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Parent Board; or

                  (iii) the consummation of a reorganization, merger, amalgamation, consolidation or similar transaction of the Parent or any of its subsidiaries or the sale, transfer or other disposition of all or substantially all of the Assets (a "Corporate Transaction"), unless, following such Corporate Transaction or series of related Corporate Transactions, as the case may be, (A) all of the individuals and Entities who were the beneficial owners, respectively, of the Outstanding Parent Common Shares and Outstanding Parent Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 66 2/3 percent of, respectively, the then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or other governing body), as the case may be, of the Entity resulting from such Corporate Transaction (including, without limitation, an Entity which as a result of such transaction owns the Parent or all or substantially all of the Assets either directly or through one or more subsidiaries or Entities) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Parent Common Shares and the Outstanding Parent Voting Securities, as the case may be, (B) no Person (excluding any Entity resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Parent or such Entity resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding common shares of the Entity resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such Entity except to the extent that such ownership existed prior to the Corporate Transaction and (C) at least two-thirds of the members of the board of directors or other governing body of the Entity resulting from such Corporate Transaction were members of the Incumbent Board at the time of the approval of such Corporate Transaction; or

                  (iv) Approval or adoption by the Parent Board or the shareholders of the Parent of a plan or proposal which could result directly or indirectly in the liquidation, transfer, sale or other disposal of all or substantially all of the Assets or the dissolution of the Parent.

         1.7 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         1.8 "COMMITTEE" means the persons who are from time to time serving as members of the committee administering the Plan.

         1.9 "COMMON SHARES" means the common shares, U.S.$1.00 par value, of the Parent.

         1.10 "COMPANY" means the Sponsor and any Subsidiary that adopts the Plan.

         1.11 "COMPANY MATCH" means the 100 percent match which the Company accrues with respect to the amount deferred during a Plan Year by a Participant under the Plan, or such lesser amount as the Committee establishes pursuant to
Section 3.4.

         1.12 "COMPENSATION" means remuneration paid to a Participant by the Company during the portion of the Plan Year in which he is eligible to participate in the Plan, or that would have been paid to a Participant during such portion of the Plan Year by the Company but for the Participant's election to make a Deferral under the Plan or his deferrals under a cash or deferred arrangement described in section 401(k) of the Code or a cafeteria plan described in section 125 of the Code, including and limited to regular base pay, merit and incentive bonuses (other than bonuses paid by the Company with respect to services for a predecessor employer that has not adopted the Plan or with respect to services performed by the Participant prior to his employment by the Company, as determined by the Committee in its sole discretion), commissions, short-term disability pay, vacation pay paid while the Participant is employed by the Company, vacation pay paid upon a Participant's termination of employment, and retention bonuses. Compensation does not include sign-on bonuses, foreign service premiums or bonuses, position allowances, location coefficient payments, housing allowances, car allowances, goods and services allowances, tax gross-up payments, hypothetical tax payments, expense reimbursements, travel allowances or bonuses, cash and non-cash fringe benefits, severance pay, relocation allowances or expense reimbursements, deferred compensation (such as income as a result of the exercise of a stock option or stock appreciation right), or benefits under any pension plan or welfare plan as defined in ERISA (whether or not paid under a program that is subject to regulation under ERISA).

         1.13 "DEFERRAL" means the amount of Compensation deferred under a deferral election made by a Participant under Section 3.2.

         1.14 "DEFERRED COMPENSATION LEDGER" means the ledger maintained by the Committee for each Participant which reflects the amount of Compensation deferred by the Participant under the Plan, the Company Basic Benefit and the Company Match provided under the Plan, and the amount of earnings and losses credited on each of these amounts.

         1.15 "DISABILITY" means a physical or mental condition that prevents the Participant from earning a reasonable livelihood with any Company, Grant Prideco, Inc. or any subsidiary of Grant Prideco, Inc. and which was not the result of having engaged in a felonious criminal enterprise, alcoholism, addiction to narcotics or service in the U.S. Armed Forces. The Committee's determination of a Participant's Disability shall be in its sole discretion and shall be final.

         1.16 "ENTITY" means any corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization or other business entity.

         1.17 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         1.18 "GRANT SPIN-OFF" means the distribution by the Sponsor to its stockholders of all the outstanding shares of stock of Grant Prideco, Inc.

         1.19 "GRANT STOCK" means the common stock, U.S.$.01 par value, of Grant Prideco, Inc.

         1.20 "PARENT" means Weatherford International Ltd., a Bermuda exempted company which has assumed the rights, duties and obligations of the Sponsor under the Plan, or any successor of Weatherford International Ltd. into which Weatherford International Ltd. is merged, consolidated or amalgamated.

         1.21 "PARENT BOARD" means the Board of Directors of the Parent.

         1.22 "PARTICIPANT" means an employee of a Company who is eligible for and is participating in the Plan.

         1.23 "PERSON" has the meaning given such term in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Parent or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Parent or any of its Affiliates (as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act), (iii) an underwriter temporarily holding securities pursuant to an offering by the Parent of such securities, or (iv) a corporation or other entity owned, directly or indirectly, by the shareholders of the Parent in the same proportions as their ownership of the Common Shares.

         1.24 "PLAN" means the Weatherford International, Inc. Executive Deferred Compensation Stock Ownership Plan set out in this document, as amended from time to time.

         1.25 "PLAN YEAR" means a one-year period which coincides with the calendar year.

         1.26 "RETIREMENT" means the retirement of a Participant from any Company covered by the Plan, Grant Prideco, Inc. or any subsidiary of Grant Prideco, Inc. on or after attaining age 60 under its retirement policy.

         1.27 "SPONSOR" means Weatherford International, Inc., the sponsor of the Plan, or any successor of Weatherford International, Inc. into which Weatherford International, Inc. is merged or consolidated.

         1.28 "SUBSIDIARY" means any domestic wholly owned subsidiary of the Sponsor.

         1.29 "TRUSTEE" means collectively or individually one or more corporations with trust powers which have been appointed by the Sponsor and have accepted the duties of trustee of the Weatherford International, Inc. Executive Deferred Compensation Stock Ownership Trust, and all successors appointed by the Sponsor.

         1.30 "VESTING DATE" means September 30 (December 31 in the case of Plan Years commencing on or before January 1, 2000) of each Plan Year.

         1.31 "YEAR OF SERVICE" means, except as specified below, 365 days of employment with the Sponsor or a Subsidiary while a Participant. Notwithstanding the foregoing to the contrary, (i) a Participant who in his initial year of participation in the Plan has not completed a full Year of Service on the Vesting Date coincident with or next following his entry into the Plan and who is employed by the Sponsor or a Subsidiary on such Vesting Date, shall be credited with the number of days of service as is necessary to provide him with a full Year of Service on such Vesting Date and (ii) a person (other than a Participant in his initial Year of Service) who (a) is a Participant in the Plan as of the September 30, 2001 Vesting Date, (b) would have completed 365 days of employment with the Sponsor or a Subsidiary during the 2001 Plan Year between October 1, 2001 and December 31, 2001 and (c) is employed by the Sponsor or a Subsidiary on such Vesting Date shall be credited with the number of days of service as is necessary to provide him with a full Year of Service on such Vesting Date. Any employment with Grant Prideco, Inc. and its affiliates before April 15, 2005, shall be treated as employment with the Sponsor. Years of service under the Weatherford International, Inc. Foreign Executive Deferred Compensation Stock Plan shall be treated as Years of Service.

                                   ARTICLE II

                                   ELIGIBILITY

         The employees eligible to participate in the Plan include the key employees of the Sponsor and each Subsidiary, who are in a select group of management or are highly compensated employees, as determined by the Committee from time to time. The Committee shall notify each Participant of his eligibility to participate in the Plan. Except as specified below, each Participant in the Plan during a Plan Year shall continue to participate in the Plan unless the Committee shall have notified the Participant prior to the beginning of the next Plan Year that he will not participate in the Plan for that Plan Year. The Committee may at any time during a Plan Year on 60 days' notice to a Participant advise the Participant that he shall not participate in the Plan after the expiration of such notice period. A former participant who has been notified that he will no longer participate in the Plan, but who remains in the employ of the Company, shall retain the balance in his Accounts under the terms of the Plan, but no additional amounts shall be credited to his Accounts during the period in which he is not an eligible Participant in the Plan.

                                  ARTICLE III

                         DEFERRALS AND BENEFIT ACCRUALS

         3.1 BASIC BENEFIT ACCRUAL. Subject to Section 3.4, the Company shall accrue an amount for the benefit of each Participant equal to 7 1/2 percent of the Participant's Compensation for the Plan Year.

         3.2 DEFERRAL ELECTION. A Participant may elect, within 30 days of notification that he is first eligible to participate in the Plan, and thereafter not later than December 1 preceding the next Plan Year, the percentage, if any, of his Compensation that is to be deferred under the Plan. A Participant may defer a minimum of one percent but not more than 7 1/2 percent (in 1/2 percent increments) of his Compensation for the Plan Year. A Participant may only defer Compensation that has not yet been paid to him. Prior to the election period the Committee shall notify all eligible Participants of their right to make a deferral election. Once an election has been made as to the percentage to be deferred, it becomes irrevocable for the Plan Year. The election to defer a percentage of Compensation shall be effective only upon the timely receipt by the Committee of the Participant's percentage deferral election on such form as will be determined by the Committee from time to time. If a timely election form is not received, the Participant shall be deemed to have elected not to defer any part of his Compensation for that Plan Year. Except with respect to the election by a newly eligible Participant as described above, if the Committee fails to receive a properly filed election form on or prior to December 1 of the year immediately preceding the Plan Year to which the election applies, revoking or modifying a prior election, the prior election shall remain in effect. An election to defer for one Plan Year shall remain effective for subsequent Plan Years until modified or revoked in accordance with this Section 3.2.


                                     III-1

         3.3 COMPANY MATCH ACCRUAL. Subject to Section 3.4, the Company shall award each Participant who elects to defer a portion of his Compensation under the Plan with an amount equal to 100 percent of the amount that is deferred by him.

         3.4 REDUCTION OF ACCRUALS. The Committee may reduce the percentage of the Basic Benefit accrual and/or the Company Match accrual upon written notice to a Participant. Such reduction shall apply only as to Plan Years following such notice, or in the case of a new Participant, beginning on the date that the Participant first receives credit under Section 3.1, 3.2 or 3.3.


                                     III-2

                                   ARTICLE IV

                                     ACCOUNT

         4.1 ESTABLISHING A PARTICIPANT'S ACCOUNT. The Committee shall establish an Account for each Participant in a special Deferred Compensation Ledger which shall be maintained by the Company. The Account shall reflect the amount of the Company's obligation to the Participant at any given time.

         4.2 BASIC BENEFIT ACCOUNT. The Basic Benefit shall be credited to each Participant's Basic Benefit Account as of the last day of each month of each Plan Year for the accrual attributable to Compensation paid during that month.

         4.3 DEFERRAL ACCOUNT. The amount deferred by a Participant, if any, shall be credited to each Participant's Deferral Account as of the last day of each month in which the Participant would have received the amount deferred but for his election to defer.

         4.4 COMPANY MATCH ACCOUNT. The Company Match shall be credited to each Participant's Company Match Account coincident with the allocation of the Participant's Deferral to the Participant's Deferral Account.

         4.5 GAUGE FOR DETERMINING BENEFITS. Except as specified in Section 4.6, the Basic Benefit, Deferral and Company Match described in Sections 4.2, 4.3 and 4.4, shall be deemed to be credited in non-monetary units equal to the number of whole Common Shares which could have been purchased at a price equal to the average closing sale price of a Common Share during the calendar month for which the credit is made as reported by the principal national securities exchange on which the Common Shares are then listed if the Common Shares are listed on a national securities exchange or the average of the bid and asked price of a Common Share during such month as reported in the National Association of Securities Dealers Automated Quotation National Market System (or successor system) listing if the Common Shares are not then listed on a national securities exchange, provided that if no such closing price or quotes are so reported during that month or if, in the discretion of the Committee, another means of determining the fair market value of the Common Shares for such month shall be necessary and advisable, the Committee may provide for another means of determining such value, and in monetary units for any amount which is less than the value of a whole share. Any monetary unit credited to an Account will be added to the next such amount credited to the Account and converted into a non-monetary unit as quickly as possible. The value of each unit credited to an Account and therefore the ultimate value of the deferred compensation payable to each Participant will increase or decrease in proportion to the change in the value of a Common Share between the date of the initial crediting of a unit and the date that the unit is valued for distribution under Article VI of the Plan.

         4.6 ADJUSTMENTS FOR THE GRANT SPIN-OFF. Following the Grant Spin-Off, each Participant's Account was deemed credited with one non-monetary unit equal to one share of Grant Stock for every one non-monetary unit equal to one share of common stock of Weatherford International, Inc. that was deemed to be credited to his Account as of the date of the Grant Spin-Off or subsequently credited to his Account for Compensation earned through the date of the Grant Spin-Off.

                                   ARTICLE V

                                     VESTING

         5.1 DEFERRALS. A Participant shall have a 100 percent nonforfeitable interest in his Deferrals under the Plan at all times. A Participant will also have a 100 percent nonforfeitable interest in any increase or decrease in the Deferral as a result of the rise in the value of the non-monetary units after his Deferral has been initially credited.

         5.2 BASIC BENEFIT AND COMPANY MATCH. Upon his Retirement, death or Disability while employed with the Company, a Participant will have a 100 percent nonforfeitable interest in the Basic Benefit and Company Match credited to his Account together with any increase or decrease in the accruals as a result of the rise in the value of the non-monetary units after they have been initially credited, except for the events of forfeiture described in Section
6.5. In addition, a Participant's interest in the Basic Benefit and Company Match credited to his Account together with any increase or decrease in the accruals as a result of the rise in the value of the non-monetary units after they have been initially credited shall vest on the Vesting Date at the rate set out in the vesting schedule below, subject to earlier vesting upon the occurrence of a Change of Control as provided in this Section 5.2 or upon termination of the Plan as provided in Section 9.3 and except for events of forfeiture described in Section 6.5.

                Completed Years of Service
                  As of the Vesting Date                  Percentage Vested

         Less than one year.................................... 0
         One but less than two................................ 20
         Two but less than three.............................. 40
         Three but less than four............................. 60
         Four but less than five.............................. 80
         Five or more........................................ 100

         Upon the occurrence of a Change of Control while a Participant is employed with the Company, the Basic Benefit and Company Match credited to his Account together with any increase or decrease in the accruals as a result of the rise in the value of the non-monetary units after they have been initially credited will, to the extent not previously vested, be fully and immediately 100% vested.

                                   ARTICLE VI

                                  DISTRIBUTIONS

         6.1 DEATH. Upon the death of a Participant, the Participant's Beneficiary or Beneficiaries shall receive the value of the amounts credited to the Participant's Accounts in the Deferred Compensation Ledger determined under
Section 6.7, and the distribution shall be made in Common Shares. Notwithstanding the foregoing, to the extent that shares of Grant Stock were deemed credited to the Participant's Account in connection with the Grant Spin-Off, the Committee may cause shares of Grant Stock to be distributed to his Beneficiary or Beneficiaries. The distribution shall be made within 30 days after the Participant's death.

         Each Participant, upon notification of his participation in the Plan, shall file with the Committee a designation of one or more Beneficiaries to whom distributions otherwise due the Participant shall be made in the event of his death prior to the distribution of the amount credited to his Accounts in the Deferred Compensation Ledger. The designation will be effective upon receipt by the Committee of a properly executed form which the Committee has approved for that purpose. The Participant may from time to time revoke or change any designation of Beneficiary by filing another approved Beneficiary designation form with the Committee. If there is no valid designation of Beneficiary on file with the Committee at the time of the Participant's death, or if all of the Beneficiaries designated in the last Beneficiary designation have predeceased the Participant or otherwise ceased to exist, the Beneficiary will be the Participant's spouse, if the spouse survives the Participant, or otherwise the Participant's estate. Any Beneficiary designation which designates any person or entity other than the Participant's spouse must be consented to in writing by the spouse in a form acceptable to the Committee in order to be effective.

         6.2 DISABILITY. Upon the Disability of a Participant while the Participant is employed by the Company, the Participant shall receive the value of the amounts credited to the Participant's Accounts in the Deferred Compensation Ledger determined under Section 6.7, and the distribution shall be made in Common Shares. Notwithstanding the foregoing, to the extent that shares of Grant Stock were deemed credited to the Participant's Account in connection with the Grant Spin-Off, the Committee may cause shares of Grant Stock to be distributed to him. The distribution shall be made within 30 days after the Participant becomes disabled.

         6.3 RETIREMENT. Upon the Retirement of a Participant on or after attaining age 60, the Participant shall receive the value of the amounts credited to his Accounts in the Deferred Compensation Ledger determined under
Section 6.7, and the distribution shall be made in Common Shares. Notwithstanding the foregoing, to the extent that shares of Grant Stock were deemed credited to the Participant's Account in connection with the Grant Spin-Off, the Committee may cause shares of Grant Stock to be distributed to him. The distribution shall be made within 30 days after the Participant's Retirement.

         6.4 TERMINATION PRIOR TO DEATH, DISABILITY OR RETIREMENT. Upon a Participant's termination from the employ of the Company prior to death, Disability or Retirement, he shall receive the portion of the amount credited to his Accounts in the Deferred Compensation Ledger, determined under Section 6.7, which is vested under Sections 5.1 and 5.2, and the distribution shall be made in Common Shares. Notwithstanding the foregoing, to the extent that shares of Grant Stock were deemed credited to the Participant's Account in connection with the Grant Spin-Off, the Committee may cause shares of Grant Stock to be distributed to him. The distribution shall be made within 30 days after the Participant's termination. Any amounts not then vested shall be forfeited. A Participant who continues to be employed by Grant Prideco, Inc or a subsidiary of Grant Prideco, Inc. following the Grant Spin-Off shall not be treated as having terminated from the employ of the Company until he terminates from the employ of Grant Prideco, Inc. and its subsidiaries.

         6.5 FORFEITURE FOR CAUSE. If the Committee finds, after full consideration of the facts presented on behalf of both the Company and a former Participant, that the Participant was discharged by the Company for fraud, embezzlement, theft, commission of a felony, proven dishonesty in the course of his employment by the Company which damaged the Company, or for disclosing trade secrets of the Company, the entire amount credited to his Basic Benefit Account and Company Match Account in the Deferred Compensation Ledger shall be forfeited even though it may have been previously vested under Section 5.2. The decision of the Committee as to the cause of a former Participant's discharge and the damage done to the Company shall be final. No decision of the Committee shall affect the finality of the discharge of the Participant by the Company in any manner.

         6.6 RESPONSIBILITY FOR DISTRIBUTIONS AND WITHHOLDING OF TAXES. The Committee shall furnish information to the Company last employing the Participant concerning the amount and form of distribution to any Participant entitled to a distribution so that the Company may make or cause the rabbi trust to make the distribution required. It will also calculate the deductions from the amount of the benefit paid under the Plan for any taxes required to be withheld by federal, state or local government and will cause them to be withheld and paid to the appropriate authority. If a Participant has deferred compensation under the Plan while in the service of more than one Company, each Company for which the Participant worked shall pay the amount attributable to the period the Participant was in the service of that Company, except to the extent the Company paid an amount to the Trust which was paid the Participant.

6.7 DISTRIBUTION DETERMINATION DATE. For purposes of all distributions described in this Article VI, the determination date shall be the date of the actual distribution to the Participant or his Beneficiary, and the number of shares issued shall be equal to the vested non-monetary units credited to the Participant's Accounts.

                                  ARTICLE VII

                                 ADMINISTRATION

         7.1 COMMITTEE APPOINTMENT. The Committee consisting of not less than two persons shall be appointed by the Board of Directors. Each Committee member shall serve until his or her resignation or removal. The Board of Directors shall have the sole discretion to remove any one or more Committee members and appoint one or more replacement or additional Committee members from time to time.

         7.2 COMMITTEE ORGANIZATION AND VOTING. The Committee shall select from among its members a chairman who shall preside at all of its meetings and shall elect a secretary without regard to whether that person is a member of the Committee. The secretary shall keep all records, documents and data pertaining to the Committee's supervision and administration of the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business and the vote of a majority of the members present at any meeting shall decide any question brought before the meeting. In addition, the Committee may decide any question by a vote, taken without a meeting, of a majority of its members. A member of the Committee who is also a Participant shall not vote or act on any matter relating solely to himself.

         7.3 POWERS OF THE COMMITTEE. The Committee shall have the exclusive responsibility for the general administration of the Plan according to the terms and provisions of the Plan and shall have all powers necessary to accomplish those purposes, including but not by way of limitation the right, power and authority:

             (a) to make rules and regulations for the administration of the
                 Plan;

             (b) to construe all terms, provisions, conditions and limitations of the Plan;

             (c) to correct any defect, supply any omission or reconcile any inconsistency that may appear in the Plan in the manner and to the extent it deems expedient to carry the Plan into effect;


                                     VII-1

             (d) to designate the persons eligible to become Participants;

             (e) to determine all controversies relating to the administration of the Plan, including but not limited to:

                 (1) differences of opinion arising between the Company and a
                     Participant; and

                 (2) any question it deems advisable to determine in order to promote the uniform administration of the Plan for the benefit of all parties at interest; and

             (f) to delegate by written notice those clerical and recordation duties of the Committee, as it deems necessary or advisable for the proper and efficient administration of the Plan.

         7.4 COMMITTEE DISCRETION. The Committee in exercising any power or authority granted under the Plan or in making any determination under the Plan shall perform or refrain from performing those acts using its sole discretion and judgment. Any decision made by the Committee or any refraining to act or any act taken by the Committee in good faith shall be final and binding on all parties and shall not be subject to de novo review.

         7.5 ANNUAL STATEMENTS. The Committee shall cause each Participant to receive an annual statement as soon as administratively feasible after the conclusion of each Plan Year containing a statement of the Participant's Accounts in the Deferred Compensation Ledger through the end of that Plan Year. The statement shall include a report of the Basic Benefit, the Participant Deferral and Company Match, if any, and the number of units allocated to the Accounts for that Plan Year.

         7.6 REIMBURSEMENT OF EXPENSES. The Committee shall serve without compensation for their services but shall be reimbursed by the Sponsor for all expenses properly and actually incurred in the performance of their duties under the Plan.


                                     VII-2

                                  ARTICLE VIII

                            ADOPTION BY SUBSIDIARIES

         8.1 PROCEDURE FOR AND STATUS AFTER ADOPTION. Any Subsidiary may, with the approval of the Committee, adopt the Plan by appropriate action of its board of directors. The terms of the Plan will apply separately to each Subsidiary adopting the Plan and its Participants in the same manner as is expressly provided for the Sponsor and its Participants except that the powers of the Board of Directors and the Committee under the Plan shall be exercised by the Board of Directors alone. The Sponsor and each Subsidiary adopting the Plan shall bear the cost of providing plan benefits for its own Participants. It is intended that the obligation of the Sponsor and each Subsidiary with respect to its Participants shall be the sole obligation of the Company that is employing the Participant and shall not bind any other Company.

         8.2 TERMINATION OF PARTICIPATION BY ADOPTING SUBSIDIARY. Any Subsidiary that adopts the Plan may, by appropriate action of its board of directors, terminate its participation in the Plan. The Committee may, in its discretion, also terminate a Subsidiary's participation in the Plan at any time. The termination of the participation in the Plan by a Subsidiary shall not, however, affect the rights of any Participant who is working or has worked for the Subsidiary as to amounts and/or units previously standing to his credit in his Accounts in the Deferred Compensation Ledger.


                                     VIII-1

                                   ARTICLE IX

                          AMENDMENT AND/OR TERMINATION

         9.1 AMENDMENT OR TERMINATION OF THE PLAN. The Board of Directors may amend or terminate the Plan at any time by an instrument in writing without the consent of any adopting Company or any Participant.

         9.2 NO RETROACTIVE EFFECT ON AWARDED BENEFITS. No amendment shall affect the rights of any Participant to the amounts and/or units then standing to his credit in his Accounts in the Deferred Compensation Ledger. However, the Board of Directors shall retain the right at any time to change in any manner the method of calculating all Basic Benefits to be accrued in the future, all amounts deferred by a Participant and all amounts matched by the Company and the gauge to be used to determine future increases or decreases in amounts accrued or deferred after the date of the amendment, if it has been announced to the Participants.

         9.3 EFFECT OF TERMINATION. If the Plan is terminated, all amounts of Basic Benefits accrued by the Company, deferred by Participants and matched by the Company and credited to a Participant's Accounts shall immediately vest as if the Participant were entitled to and did retire on the date the Plan terminated. Distribution would then commence in accordance with Section 6.3. However, the forfeiture provisions of Section 6.5 would continue to apply until the actual date of distribution.

                                   ARTICLE X

                                     PAYMENT

         10.1 PAYMENTS UNDER THIS AGREEMENT ARE THE OBLIGATION OF THE COMPANY. The Company shall be liable for all benefits due the Participants under the Plan.

         10.2 PAYMENTS MAY BE MADE TO A RABBI TRUST. It is specifically recognized by both the Company and the Participants that under all circumstances, the rights of the Participants to the assets held in the trust, if any, shall be no greater than the rights expressed in this agreement. Nothing contained in the trust agreement which creates the trust shall constitute a guarantee by any Company or the Parent that the amounts transferred by such Company to the trust shall be sufficient to pay any benefits under the Plan or would place the Participant in a secured position ahead of judgment and/or general creditors should the Company or the Parent become insolvent or bankrupt. Any trust agreement prepared under the Plan must specifically set out these principles so it is clear in that trust agreement that the Participants in the Plan are only unsecured general creditors of the Company and the Parent in relation to their benefits under the Plan.

         10.3 PARTICIPANTS MUST RELY ONLY ON THE GENERAL CREDIT OF THE COMPANY. It is also specifically recognized by both the Company and the Participants that the Plan is only a general corporate commitment and that each Participant must rely upon the general credit of the Company and the Parent for the fulfillment of its obligations under the Plan. Under all circumstances the rights of Participants to any asset held by the Company or the Parent shall be no greater than the rights expressed in the Plan. Nothing contained in the Plan shall constitute a guarantee by the Company or the Parent that the assets of the Company or the Parent will be sufficient to pay any benefits under the Plan or would place the Participant in a secured position ahead of general creditors and judgment creditors of the Company or the Parent. Although the Company has established or become a signatory to a rabbi trust to accumulate assets to fulfill its obligations under the Plan, the maintenance of the Plan and the rabbi trust shall not create any lien, claim, encumbrance, right, title or other interest of any kind in any Participant in any asset held by the Company or the Parent, contributed to any trust created, or otherwise be designated to be used for payment of any of its obligations created in this agreement. No specific assets of the Company or the Parent have been or will be set aside, or will be transferred to the trust or will be pledged for the performance of the Company's and the Parent's obligations under the Plan which would remove those assets from being subject to the general creditors and judgment creditors of the Company or the Parent.

         10.4 PLAN UNFUNDED. It is intended that the Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                   ARTICLE XI

                                  MISCELLANEOUS

         11.1 LIMITATION OF RIGHTS. Nothing in the Plan will be construed:

         (a) to give any employee of any Company any right to be designated a Participant in the Plan;

         (b) to give a Participant any right with respect to the Basic Benefit accrued, the Deferral, or the Company Match accrued except in accordance with the terms of the Plan;

         (c) to limit in any way the right of the Company to terminate a Participant's employment with the Company at any time;

         (d) to evidence any agreement or understanding, expressed or implied, that the Company will employ a Participant in any particular position or for any particular remuneration; or

         (e) to give a Participant or any other person claiming through him any interest or right under the Plan other than that of any unsecured general creditor of the Company.

         11.2 DISTRIBUTION TO MINOR OR INCAPACITATED PERSON. If the Committee determines that any person to whom a payment is due is a minor or unable to care for his affairs because of physical or mental disability, it shall have the authority to cause his payments under the Plan to be made to his parent, legal guardian, spouse, brother, sister or other person whom the Committee determines. The Committee shall not be responsible to oversee the application of those payments. Payments made pursuant to this power shall be a complete discharge of all liability under the Plan and the obligations of the Company and the Committee.

         11.3 NONALIENATION OF BENEFITS. No right or benefit provided in the Plan shall be transferable by the Participant except, upon his death, to a named Beneficiary as provided in the Plan. No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same shall be void. No right or benefit under the Plan shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If any Participant or any Beneficiary becomes bankrupt or attempts to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under the Plan, that right or benefit shall, in the discretion of the Committee, cease. In that event, the Committee may have the Company hold or apply the right or benefit or any part of it to the benefit of the Participant or Beneficiary, his or her spouse, children or other dependents or any of them in any manner and in any proportion the Committee believes to be proper in its sole and absolute discretion, but is not required to do so.

         11.4 RELIANCE UPON INFORMATION. The Committee shall not be liable for any decision or action taken in good faith in connection with the administration of the Plan. Without limiting the generality of the foregoing, any decision or action taken by the Committee when it relies upon information supplied it by any officer of the Company, the Company's legal counsel, the Company's independent accountants or other advisors in connection with the administration of this Plan shall be deemed to have been taken in good faith.

         11.5 SEVERABILITY. If any term, provision, covenant or condition of the Plan is held to be invalid, void or otherwise unenforceable, the rest of the Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         11.6 NOTICE. Any notice or filing required or permitted to be given to the Committee or a Participant shall be sufficient if in writing and hand delivered or sent by U.S. mail to the principal office of the Company or to the residential mailing address of the Participant. Notice shall be deemed to be given as of the date of hand delivery or if delivery is by mail, as of the date shown on the postmark.

         11.7 GENDER AND NUMBER. If the context requires it, words of one gender when used in the Plan will include the other genders, and words used in the singular or plural will include the other.

         11.8 GOVERNING LAW. The Plan will be construed, administered and governed in all respects by the laws of the State of Texas.

         IN WITNESS WHEREOF, the Sponsor caused this Agreement to be executed effective as of May 9, 2003.

                                       WEATHERFORD INTERNATIONAL, INC.


                                       By:    /s/ Burt M. Martin
                                              ---------------------------------

                                       Title: Senior Vice President
                                              ---------------------------------

                                       The Subsidiaries listed on Exhibit A
                                       have adopted the Plan.

                                                                      EXHIBIT A

                         WEATHERFORD INTERNATIONAL, INC.
                         EXECUTIVE DEFERRED COMPENSATION
                              STOCK OWNERSHIP PLAN

         The following Subsidiaries have adopted the Plan:


         Weatherford Management, Inc.
         Grant Prideco, Inc.
         Weatherford Artificial Lift Systems, Inc.
         Weatherford International, Inc.
         Weatherford U.S., L.P.
         Weatherford/Lamb, Inc.
         Johnson Screens, Inc.
         Houston Well Screen Company

                         WEATHERFORD INTERNATIONAL, INC.
                         EXECUTIVE DEFERRED COMPENSATION
                              STOCK OWNERSHIP TRUST

                         WEATHERFORD INTERNATIONAL, INC.
                         EXECUTIVE DEFERRED COMPENSATION
                              STOCK OWNERSHIP TRUST


         This agreement made and entered into by and between Weatherford International, Inc. and Bank One, Texas, NA, located in Houston, Harris County, Texas, as trustee (the "Trustee").

                              W I T N E S S E T H :
                               - - - - - - - - - -

         WHEREAS, effective January 1, 1992, Energy Ventures, Inc. and certain of its subsidiaries adopted the Energy Ventures, Inc. Executive Deferred Compensation Stock Ownership Plan (the "Plan") and established the Energy Ventures, Inc. Executive Deferred Compensation Stock Ownership Trust (the "Trust") to assist employers in meeting their obligations under the Plan;

         WHEREAS, on May 27, 1998, Weatherford Enterra, Inc. was merged into EVI, Inc. and the name of the surviving entity, EVI Weatherford, Inc., was subsequently changed to Weatherford International, Inc.;

         WHEREAS, effective May 27, 1998, the name of the Plan was changed to Weatherford International, Inc. Executive Deferred Compensation Stock Ownership Plan; and

         WHEREAS, Weatherford International, Inc. and the Trustee desire to amend and restate the Trust;

         NOW, THEREFORE, effective April 1, 2000, the name of the Trust is changed to "Weatherford International, Inc. Executive Deferred Compensation Stock Ownership Trust" and Weatherford International, Inc. and the Trustee hereby adopt the amendment and restatement of the Trust, the terms of which are set forth in this agreement.

                         WEATHERFORD INTERNATIONAL, INC.
                         EXECUTIVE DEFERRED COMPENSATION
                              STOCK OWNERSHIP TRUST


                                TABLE OF CONTENTS


ARTICLE I - DEFINITIONS
         Board of Directors...............................................................................1.1
         Code.............................................................................................1.2
         Committee........................................................................................1.3
         Company Stock....................................................................................1.4
         Employer.........................................................................................1.5
         Equitable Share..................................................................................1.6
         Participant......................................................................................1.7
         Plan.............................................................................................1.8
         Plan Year........................................................................................1.9
         Sponsor.........................................................................................1.10
         Subsidiary......................................................................................1.11
         Trust...........................................................................................1.12
         Trustee.........................................................................................1.13

ARTICLE II - ESTABLISHMENT OF TRUST

         Purpose..........................................................................................2.1
         Irrevocable Subject to Certain Exceptions........................................................2.2

ARTICLE III - CONTRIBUTIONS AND PLAN ADMINISTRATION

         Employer Contributions...........................................................................3.1
         Establishing Contribution Accounts for Participants..............................................3.2
         Valuation of Trust; Allocation of Gains and Losses
           to Participants' Accounts......................................................................3.3

ARTICLE IV - POWERS, DUTIES AND RESPONSIBILITIES
  OF THE TRUSTEE

         General Responsibilities.........................................................................4.1
         Investment Responsibility of Trustee.............................................................4.2
         Powers of Trustee Relating to Management of Trust Assets.........................................4.3
         Payment and Distribution Powers of Trustee.......................................................4.4
         Reliance Upon Representations of Trustee.........................................................4.5
         Waiver of Bond, Inventory, Return and Report to Court............................................4.6


         Negation of Trustee Engaging in Business Enterprise..............................................4.7
         Trustee's Power to Withhold For Payment of Taxes.................................................4.8
         Trustee Not Required to Prepare Returns or Reports...............................................4.9

ARTICLE V - NOTICES AND DIRECTIONS

         Proper Notice to Trustee.........................................................................5.1
         Trustee's Reliance On Notice By Committee and Employer...........................................5.2
         Notice To Trustee of Employer's Insolvency.......................................................5.3

ARTICLE VI - TRUSTEE'S FEE AND EXPENSE

ARTICLE VII - LIABILITY OF THE TRUSTEE

         Trustee Generally Not Liable When
           Acting in Good Faith...........................................................................7.1
         Trustee Generally Not Liable For Act or Omission
           at Direction of Committee......................................................................7.2
         No Co-Fiduciary Liability........................................................................7.3
         Indemnification of Trustee.......................................................................7.4
         When Determining Course of Action Trustee May Rely
           Upon Committee.................................................................................7.5

ARTICLE VIII - SETTLEMENT OF THE ACCOUNTS OF THE TRUSTEE

         Trustee's Maintenance of Records.................................................................8.1
         Trustee's Rendering of Accounting to Committee...................................................8.2

ARTICLE IX - ACTION, RESIGNATION, REMOVAL AND
  SUBSTITUTION OF TRUSTEE

         Appointment of Trustee...........................................................................9.1
         Resignation of Trustee...........................................................................9.2
         Removal of Trustee...............................................................................9.3
         No Vacancy in Office of Trustee..................................................................9.4
         Appointment of Successor Trustee.................................................................9.5
         Vesting of Rights, Titles, Powers in
           Successor Trustee..............................................................................9.6
         Continuance of Corporate Trustee Through Merger..................................................9.7


ARTICLE X - ADOPTION BY SUBSIDIARIES

         Application of Trust to Adopting Subsidiary.....................................................10.1
         Adoption of Single Trust........................................................................10.2
         Termination of Adoptions........................................................................10.3

ARTICLE XI - AMENDMENT AND TERMINATION

         The Sponsor's Right to Amend....................................................................11.1
         Amendments Necessary to Comply With State or Federal
           Statutes......................................................................................11.2
         Termination of Trust............................................................................11.3
         Continuance of Trust When the Sponsor Consolidates,
           Merges or Sells Substantially All of Its Assets...............................................11.4

ARTICLE XII - MISCELLANEOUS

         No Employment Commitment........................................................................12.1
         Non-Alienation of Benefits......................................................................12.2
         Gender and Number of Words......................................................................12.3
         Texas Law Applicable............................................................................12.4
         Severability of Agreement.......................................................................12.5

                                    ARTICLE I

                                   DEFINITIONS


         1.1 "BOARD OF DIRECTORS" means the Board of Directors of the Sponsor.

         1.2 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         1.3 "COMMITTEE" means the persons who are from time to time serving as members of the committee administering the Plan.

         1.4 "COMPANY STOCK" means the common stock, $1.00 par value, of the Sponsor.

         1.5 "EMPLOYER" means the Sponsor and any Subsidiary that adopts the Plan and the Trust.

         1.6 "EQUITABLE SHARE" means the proportionate part of the Trust held for the benefit of Participants of a particular Employer. Each Employer's proportionate part of the Trust shall be determined at any given time by multiplying the total assets in the Trust by a fraction the numerator of which is the total of the accounts earned by Participants while employed by the Employer and the denominator of which is the total of the accounts earned by all Participants at that time.

         1.7 "PARTICIPANT" means an employee of an Employer who is eligible for and is participating in the Plan.

         1.8 "PLAN" means the Weatherford International, Inc. Executive Deferred Compensation Stock Ownership Plan.

         1.9 "PLAN YEAR" means the calendar year.

         1.10 "SPONSOR" means Weatherford International, Inc., the sponsor of the Plan.

         1.11 "SUBSIDIARY" means any wholly owned subsidiary of the Sponsor.

         1.12 "TRUST" means the Weatherford International, Inc. Executive Deferred Compensation Stock Ownership Trust.

         1.13 "TRUSTEE" means Bank One, Texas, NA, which is serving as trustee under this agreement or any successor entity or successor entities as shall be appointed pursuant to this agreement upon the resignation or removal of the previous entity serving as trustee under this agreement.

                                   ARTICLE II

                             ESTABLISHMENT OF TRUST


         2.1 PURPOSE. The Trust was previously established by the Sponsor and the Trustee, and adopted by each Employer, for the sole purpose of creating a trust to provide for the payment of deferred compensation to the Participants. The maintenance of the Trust shall never be construed to raise the Employer's obligation to the Participants above that of a general corporate obligation under which the Participant must rely upon the general credit of the Employer for benefits accrued under the Plan. Participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and the Trust shall be mere unsecured contractual rights of Participants and their beneficiaries against an Employer. Any assets held by the Trust will be subject to the claims of the Employer's judgment creditors and/or general creditors under federal and state law in the event of insolvency, as defined in Section 5.3 herein. The Trust is intended to be a multiple grantor trust of which the Employers are grantors within the meaning of subpart E, part I, subchapter J, Chapter 1, subtitle A of the Code, and shall be construed accordingly.

         2.2 IRREVOCABLE SUBJECT TO CERTAIN EXCEPTIONS. Subject only to the exceptions in this Section, all contributions to, all assets held in, and all earnings of the Trust are solely and irrevocably dedicated, to the payment of
(a) the deferred compensation described in the Plan for the benefit of the Participants and (b) the reasonable expenses of administering the Trust until the liabilities under the Plan have been satisfied in full, at which time the Trust shall terminate as provided in Section 11.3. However, the Equitable Share of the Trust for an individual Employer shall be subject to judgment creditors and/or general creditors of that Employer if that Employer becomes insolvent (as defined in Section 5.3). To that end if the Trustee receives notice from any Employer pursuant to Section 5.3, the Trustee shall suspend payment of all benefits to Participants who earned benefits through employment with that Employer and shall hold that Employer's Equitable Share of the Trust for the benefit of that Employer's judgment creditors and/or general creditors as the case may be. Further, if the Trustee receives written allegations of an Employer's insolvency from any other source, the Trustee shall suspend the payment of all benefits under the Plan to Participants who earned benefits through employment with that Employer and shall hold all of that Employer's Equitable Share of the Trust for the benefit of that Employer's general creditors, and must determine within 30 days whether that Employer is solvent. However, the Trustee shall resume payments, including any benefits suspended, if it determines that Employer is solvent. In the case of the Trustee's actual knowledge of a levy on the Equitable Share of any Employer in the Trust by a judgment creditor or the Trustee's actual knowledge of or determination of any Employer's insolvency, the Trustee shall deliver the Equitable Share of that Employer in the Trust as directed by a court of competent jurisdiction.

                                   ARTICLE III

                      CONTRIBUTIONS AND PLAN ADMINISTRATION


         3.1 EMPLOYER CONTRIBUTIONS. Any Employer may contribute to the Trust on its own behalf, in cash, amounts to assist the Employer in meeting its obligations under the Plan for the Participants employed by the Employer at the time and in the manner determined by it.

         3.2 ESTABLISHING CONTRIBUTION ACCOUNTS FOR PARTICIPANTS. The Employer shall, at the time of its contribution, notify the Committee as to the Participant for whom the contribution is made so that the Committee may maintain separate records for the accounts of the Participants.

         3.3 VALUATION OF TRUST; ALLOCATION OF GAINS AND LOSSES TO PARTICIPANTS' ACCOUNTS. The Trustee shall provide to the Committee, at intervals agreed upon by them, but no less often than once each Plan Year, a statement of the number of shares of Company Stock and the value of the Trust assets held in the Trust as a whole and the Trust income and losses, if any.


                                     III-1

                                   ARTICLE IV
                       POWERS, DUTIES AND RESPONSIBILITIES
                                 OF THE TRUSTEE

         4.1 GENERAL RESPONSIBILITIES. The Trustee, has the exclusive responsibility for all of the Trust assets and all the powers necessary to receive, hold, preserve, protect, conserve, manage and invest the Trust assets as provided generally in this agreement and to pay all costs and expenses. The Trustee shall be responsible only for the sums actually received by it as Trustee.

         4.2 INVESTMENT RESPONSIBILITY OF TRUSTEE. Except as set forth in this Section, the Trustee is required to invest the Trust assets exclusively in Company Stock. When the Trustee receives amounts to be invested, those amounts may be held uninvested in cash or invested in short term investments such as certificates of deposit with the Trustee, U. S. Treasury bills, savings accounts with the Trustee, commercial paper or other similar assets which may be offered by the Trustee until the Trustee determines in its sole discretion to purchase Company Stock in a prudent and orderly manner. All dividends on Company Stock and all other income earned on Trust assets will be held by the Trustee and used to purchase Common Stock for the accounts from which it is generated.

         4.3 POWERS OF TRUSTEE RELATING TO MANAGEMENT OF TRUST ASSETS. Subject to the requirements of Sections 4.1 and 4.2, the following powers, duties and obligations relating to the receipt, preservation, conservation, protection, management, investment and reinvestment of both principal and income and disposition of the Trust created by this agreement, as the Trust may be composed from time to time, in addition to all of the powers, duties and obligations of the Trustee under common law and the Texas Trust Code until the situs of the Trust is removed to another state in which event the laws of the state of the situs of the Trust will then govern:

              (a) to keep any and all securities and other property in its name provided that its fiduciary capacity is disclosed;

              (b) to vote, either in person or by proxy, any share of stock held as a part of the assets of the Trust, upon receipt of, and solely in accordance with, written instructions provided by the Employer;

              (c) to collect the principal and income of the Trust as the same may become due and payable and to give binding receipt therefor;

              (d) to take any action, whether by legal proceeding, compromise, or otherwise, as the Trustee in its sole discretion deems to be in the best interest of the Trust if there is a default in the payment of any principal or income of the Trust at any time;

              (e) to invest, sell and reinvest Trust assets in any assets it selects within the limits described in Sections 4.1 and 4.2; and

              (f) to employ such accountants, lawyers, brokers, or other agents as the Trustee deems advisable in administering the Trust. The Trustee shall not be required to take any legal action to collect, preserve or maintain any Trust property unless it has been indemnified either by the Trust or by the Employers with respect to any expenses or losses to which it may be subjected by taking that action. Any property acquired by the Trustee through the enforcement or compromise of any claim or claims it has as Trustee shall become a part of the Trust assets.

         4.4 PAYMENT AND DISTRIBUTION POWERS OF TRUSTEE. The Trustee has the following powers relating to payments and distributions to be made from the
Trust:

                  (a) pursuant to the terms of the Plan, to distribute Company Stock held in connection with a Participant's Account, or to sell that Company Stock and pay the amount due the Participant in cash, as directed by the Committee under the terms of the Plan;

                  (b) pursuant to the terms of Sections 2.2 and 5.3 to pay, distribute and deliver to any judgment creditor and/or general creditor, as the case may be, who qualified for it those sums determined to be due by the appropriate authority;

                  (c) to pay out of the Trust all taxes of any nature levied, assessed or imposed upon the Trust, all reasonable expenses of administering the Trust, including but not limited to, counsel fees, and the Trustee's compensation; and

                  (d) pursuant to the terms of Section 11.3, to convey, assign and deliver upon termination of the Trust, the assets remaining in the Trust.

         4.5 RELIANCE UPON REPRESENTATIONS OF TRUSTEE. All persons dealing with the Trustee are entitled to rely upon the representations of the Trustee as to its authority and are released from any duty to inquire into its authority for taking or omitting any action or to verify that any money paid or other property delivered to the Trustee is used by the Trustee for trust purposes. Any action of the Trustee under the Trust created by this agreement shall be conclusive evidence of the facts recited in it. All persons shall be fully protected when acting or relying upon any notice, resolution, instruction, direction, order, certificate, opinion, letter, telegram or other document believed by those persons to be genuine, to have been signed by the Trustee, and to be the act of the Trustee.

         4.6 WAIVER OF BOND, INVENTORY, RETURN AND REPORT TO COURT. The Trustee shall not be required to give bond or other security for the faithful performance of its duties unless required by a law which cannot be waived; and the Trustee shall not be required to make any inventory, return, or report to any court unless required by a law which cannot be waived.

         4.7 NEGATION OF TRUSTEE ENGAGING IN BUSINESS ENTERPRISE. Without regard to any other provision of this agreement and any powers given to the Trustee in this agreement, the Trustee shall have no power that could give the Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Code.

         4.8 TRUSTEE'S POWER TO WITHHOLD FOR PAYMENT OF TAXES. If required by the Employer, and subject to the Trustee's receipt of written instructions and all required information from the Employer, the Trustee shall withhold any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits from the Trust, and shall pay amounts withheld to the appropriate taxing authorities.

         4.9 TRUSTEE NOT REQUIRED TO PREPARE RETURNS OR REPORTS. The Trustee shall not be required to prepare, file, or distribute any tax return or other report required by a governmental agency under state or federal law. All such returns or reports shall be the obligation of the Sponsor.

                                    ARTICLE V

                             NOTICES AND DIRECTIONS


         5.1 PROPER NOTICE TO TRUSTEE. The Trustee shall not be bound by any certificate, notice, resolution, consent, order, information or other communication unless and until it has been received at a location which is mutually agreeable to the parties and is in writing, signed by a person designated pursuant to Section 5.2.

         5.2. TRUSTEE'S RELIANCE ON NOTICE BY COMMITTEE AND EMPLOYER. The Trustee, in all matters pertaining to its management, investment and distribution of the Trust, when it acts in good faith, may rely upon any such notice, resolution, instruction, direction, order, certificate, opinion, letter, telegram or other document believed by the Trustee to be genuine, to have been signed by a proper representative of the Committee or other party permitted to issue a direction to it. In this connection, each Employer and the Committee shall furnish to the Trustee the name and signature of the person or persons who are entitled to act on behalf of the Employer when communicating with or directing the Trustee on matters relating to the Trust.

         5.3 NOTICE TO TRUSTEE OF EMPLOYER'S INSOLVENCY. In the event of a levy by a judgment creditor or in the event of an Employer's insolvency during the term of the Trust, that Employer's board of directors and chief executive officer must give written notice to the Trustee within a reasonable time not to exceed three days of the levy or of a finding of insolvency, as the case may be. For this purpose "insolvency" means the earliest of the Employer becoming subject to proceedings as a debtor under the federal Bankruptcy Code, the general assignment by that Employer to or for the benefit of its creditors, or the inability of the Employer to pay its debts as they mature.

                                   ARTICLE VI

                            TRUSTEE'S FEE AND EXPENSE


         The Trustee shall receive such compensation for services rendered as is agreed upon from time to time between the Trustee and the Sponsor. Likewise, the Trustee shall be reimbursed for expenses properly and actually incurred in the performance of its duties under this agreement. The Trustee's compensation and the expenses of the Trust shall be paid by the Sponsor, which will then recharge the appropriate amount to each Employer. Should the Sponsor fail to pay the Trustee, the Trustee is authorized to charge that compensation and expenses to the Trust.

                                   ARTICLE VII

                            LIABILITY OF THE TRUSTEE


         7.1 TRUSTEE GENERALLY NOT LIABLE WHEN ACTING IN GOOD FAITH. The Trustee shall not be liable to the Trust or to any person having a beneficial interest in the Trust for any losses or decline in value which may be incurred upon the Company Stock or any other investment of the Trust, or for failure of the Trust to produce any or greater earnings, interest, or profits, so long as the Trustee acts in good faith and in compliance with Section 4.2.

         7.2 TRUSTEE GENERALLY NOT LIABLE FOR ACT OR OMISSION AT DIRECTION OF COMMITTEE. The Trustee shall not be liable for any act or omission by it because of a direction of the Committee, an Employer or agent appointed by either of them except to the extent required by any applicable state or federal law, which liability cannot be waived. When the Trustee has made any payment out of the Trust at the direction of the Committee, an Employer or any agent appointed by either of them, it shall not be responsible for the correctness of the amount of the payment to the recipient, or the method by which it is paid. The Trustee is also protected in relying upon any certificate, notice, resolution, consent, order, or other communication purporting to have been signed on behalf of the Committee, an Employer or an agent appointed by either of them which it believes to be genuine, without any obligation on the part of the Trustee to ascertain whether or not the provisions of this agreement are being fulfilled.

         7.3 NO CO-FIDUCIARY LIABILITY. The Trustee shall not be liable for the actions of any other fiduciary or the failure of any other fiduciary to take action in a given situation.

         7.4 INDEMNIFICATION OF TRUSTEE. Each Employer shall, to the extent that the loss, liability, claim cost or expense is allocable to the Employer's Equitable Share, indemnify and hold


                                      VII-1
harmless the Trustee from any loss, liability, claim, cost or expense (including attorney's fees, court costs, and other costs in defending a lawsuit) arising out of its acting as Trustee of the Trust except for any loss, liability, claim or expense that results from the Trustee's bad faith or gross negligence. For this purpose, a loss, liability, claim cost or expense that affects or relates to the entire Trust shall be allocable to each Equitable Share on a pro-rata basis. The Sponsor shall guarantee each Employer's obligation to indemnify the Trustee pursuant to this Section 7.4.

         7.5 WHEN DETERMINING COURSE OF ACTION TRUSTEE MAY RELY UPON COMMITTEE. If at any time the Trustee is in doubt concerning the course which it should follow in connection with any matter relating to the administration of the Trust, it may request the advice of the Committee and be protected in relying upon the written advice or direction given by the Committee.


                                      VII-2

                                  ARTICLE VIII

                           SETTLEMENT OF THE ACCOUNTS
                                 OF THE TRUSTEE


         8.1 TRUSTEE'S MAINTENANCE OF RECORDS. The Trustee shall keep all records necessary in the conduct of the Trust. The Trustee's books and records of the Trust assets are open to inspection by the Committee and Employers at all reasonable times during business hours of the Trustee.

         8.2 TRUSTEE'S RENDERING OF ACCOUNTING TO COMMITTEE. Within 90 days after the close of each Plan Year, or such other times as requested by the Committee and as of the date of the removal or resignation of the Trustee, the Trustee must render to the Committee an accounting and report of the Trust assets for the Plan Year or other period that is applicable since the previous accounting. The report is to reflect the transactions for the period covered, the cost of the various lots of Company Stock purchased and the cost of the other assets and investments purchased, the number of shares of Company Stock held by the Trust, and the fair market value of the Company Stock and other assets held in the Trust and the same information as to the account of each Participant as of the end of the Plan Year or any other date as is applicable. The report is to be open for inspection for 90 days after its receipt by the Committee, and if objections are not filed within that period of time, it is assumed that the report is approved. That approval shall constitute a full and complete discharge and release to the Trustee by each Employer, all of the Participants and all other persons having or claiming any interest in the Trust.


                                     VIII-1

                                   ARTICLE IX

                  ACTION, RESIGNATION, REMOVAL AND SUBSTITUTION
                                   OF TRUSTEE


         9.1 APPOINTMENT OF TRUSTEE. One entity may serve as Trustee, as determined from time to time by the Board of Directors. The Trustee shall serve until a successor Trustee is named by the Board of Directors or its resignation or removal, in which event the Board of Directors shall name a successor Trustee.

         9.2 RESIGNATION OF TRUSTEE. The Trustee or any successor Trustee may resign as Trustee at any time by filing with the Committee its written resignation. No resignation shall take effect until 60 days from the date of notice unless prior to that time a successor Trustee has been appointed and it has accepted the office.

         9.3 REMOVAL OF TRUSTEE. The Trustee or any successor Trustee may be removed by the Committee at any time. No removal shall take effect until 60 days from the date of notice unless prior to that time a successor Trustee has been appointed and it has accepted the office, and the Trustee consents to the earlier date.

         9.4 NO VACANCY IN OFFICE OF TRUSTEE. Any vacancy in the office of Trustee created by the resignation or removal of the Trustee shall not terminate the Trust. Upon removal or resignation of the Trustee, the Board of Directors must appoint a successor Trustee.

         9.5 APPOINTMENT OF SUCCESSOR TRUSTEE. The appointment of a successor Trustee shall be accomplished by the delivery to the resigning or removed Trustee, as the case may be, of a written appointment of the successor Trustee by the Board of Directors and the written acceptance of the appointment by the successor Trustee. Any successor Trustee must be one or more entities authorized and empowered to conduct a trust business in the state of the situs of the Trust. This agreement shall then be applicable to each successor Trustee.

         9.6 VESTING OF RIGHTS, TITLES, POWERS IN SUCCESSOR TRUSTEE. Any successor Trustee, after acknowledging acceptance of this agreement, the Trust assets and the accounting of the retiring Trustee, shall be vested with all the estates, titles, rights, powers, duties, and discretions granted to the retiring Trustee. The retiring Trustee must execute and deliver all assignments or other instruments necessary or advisable for the transfer of all Trust assets as are reasonably required by the successor Trustee.

         9.7 CONTINUANCE OF CORPORATE TRUSTEE THROUGH MERGER. Any corporation into which any corporate Trustee or any successor corporate Trustee may be merged or consolidated, or any corporation resulting from any merger or consolidation to which any corporate Trustee or any successor corporate Trustee may be a party, or any corporation to which all or substantially all of the trust business of any corporate Trustee or any successor corporate Trustee may be transferred, shall be a successor of the Trustee under this agreement without the filing of any instrument or the performance of any other act.

                                    ARTICLE X

                            ADOPTION BY SUBSIDIARIES


         10.1 APPLICATION OF TRUST TO ADOPTING SUBSIDIARY. Any Subsidiary may, with the approval of the Committee, adopt the Trust by appropriate action of its board of directors. The terms of the Trust shall apply separately to each Subsidiary adopting the Trust and to its Participants in the same manner as is expressly provided for the Sponsor and its Participants except that the powers of the Board of Directors and the Committee under the Plan and the Trust shall be exercised by the Board of Directors of the Sponsor alone.

         10.2 ADOPTION OF SINGLE TRUST. The adoption of the Trust by any Subsidiary will not cause a separate Trust to be established, but the Equitable Share of each Subsidiary in the Trust assets will remain the property of that Subsidiary. Though assets of the Trust will be commingled for investment purposes, the Committee shall maintain sufficient records to determine the Equitable Share of each Employer. Only the Equitable Share of each Employer shall be available to provide Plan benefits for the Participants who are employed by that Employer. It is intended that the obligation of the Sponsor and each Subsidiary with respect to its Participants shall be the sole obligation of the Employer that employed the Participant during a given period of time.

         10.3 TERMINATION OF ADOPTIONS. Any Subsidiary adopting the Trust may, by appropriate action of its board of directors terminate its participation in the Plan. The Committee may, in its discretion, also terminate a Subsidiary's participation in the Plan and the Trust at any time. The termination of the participation in the Trust by a Subsidiary shall not, however, affect the rights of any Participant who is working or has worked for the Subsidiary with regard to benefits previously accrued by the Participant under the Plan, to the extent assets are held in the Trust for the benefit of Participants who accrued benefits while employed by the Employer, without their consent. The Trust though ordered to terminate shall not finally terminate until all Plan benefits accrued to the date of termination under the Plan have been paid under the conditions, at the time and in the form then provided in the Plan. On completion of all payments, any then remaining portion of the Equitable Share of the Employer shall revert to that Employer and its participation in the Trust shall then be formally terminated, at the direction of the Committee.

                                   ARTICLE XI

                            AMENDMENT AND TERMINATION


         11.1 THE SPONSOR'S RIGHT TO AMEND. The Sponsor shall have the sole right to amend this agreement. An amendment must be made by an executed written agreement setting forth the nature of the amendment and its effective date. No amendment shall make this agreement nor the Trust created by this agreement revocable or shall divert the assets held in the Trust created by this agreement from the purposes set out in Section 2.2. Each Employer, other than the Sponsor, shall be deemed to have adopted any amendment made by the Sponsor. No amendment shall increase the duties of the Trustee without its written consent.

         11.2 AMENDMENTS NECESSARY TO COMPLY WITH STATE OR FEDERAL STATUTES. The Sponsor agrees to make any amendment to this agreement as may be necessary to maintain compliance with the various federal and state laws and any amendment may be made retroactively.

         11.3 TERMINATION OF TRUST. The Trust shall not terminate until the date on which Participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan. Upon the termination of the Trust, any assets remaining in the Trust shall be returned to the Employers in the ratio of their Equitable Shares, at the direction of the Committee. Upon written approval of Participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plan, the Sponsor may terminate the Trust prior to the time all benefit payments under the Plan have been made. All assets in the Trust at termination shall be returned to the Employers in the ratio of their Equitable Shares, at the direction of the Committee.

         11.4 CONTINUANCE OF TRUST WHEN THE SPONSOR CONSOLIDATES, MERGES OR SELLS SUBSTANTIALLY ALL OF ITS ASSETS. The Trust created by this agreement shall not terminate in the event the Sponsor consolidates or merges and is not the surviving corporation, sells substantially all of its assets, is a party to a reorganization in which its employees and substantially all of its assets are transferred to another entity, liquidates or dissolves whether or not there is a successor corporation. (If there is a successor corporation, it shall be subject to all the rights and obligations of the Sponsor under the Trust.) Instead, the Trust shall continue until all Employers have fulfilled their obligations under Sections 6.3 and 9.3 of the Plan to their Participants, and as set forth in
Section 2.2, at which time it shall automatically terminate using the procedure described in Section 11.3.

                                   ARTICLE XII

                                  MISCELLANEOUS

         12.1 NO EMPLOYMENT COMMITMENT. The adoption and maintenance of the Trust created under this agreement shall not be deemed to be a contract between any Employer and the Participants employed by it which gives the Participants the right to be retained in the employment of the Employer, to interfere with the rights of the Employer to discharge its Participants at any time, or to interfere with the Participants' rights to terminate their employment at any time.

         12.2 NON-ALIENATION OF BENEFITS. No benefits payable or to become payable from the Trust created by this agreement shall be subject: to anticipation or assignment by the Participants or other persons entitled to receive benefits under the Trust; to attachment by, interference with, or control of any creditors of the Participants or other persons entitled to receive benefits under the Trust; or to being taken or reached by any legal or equitable process in satisfaction of any debt or liability of the Participants prior to their actual receipt by the Participants or other persons entitled to receive benefits under the Trust. Any attempted conveyance, transfer, assignment, mortgage, pledge, or encumbrance of the Trust, any part of it, or any interest in it by a Participant, or any person entitled to obtain benefits under the Trust, prior to distribution shall be void, whether that conveyance, transfer, assignment, mortgage, pledge or encumbrance is intended to take place or become effective before or after any distribution of Trust assets or the termination of the Trust itself. The Trustee shall never under any circumstances be required to recognize any conveyance, transfer, assignment, mortgage, pledge or encumbrance by a Participant, or other person entitled to receive benefits under the Trust, of the Trust created under this agreement, any part of it, or any interest in


                                      XII-1
it, or to pay any money or thing of value to any creditor or assignee of a Participant, or other person entitled to receive benefits under the Trust, for any cause whatsoever.

         12.3 GENDER AND NUMBER OF WORDS. If the context requires it, words of one gender shall include the other genders, and words used in the singular or the plural shall include the other.

         12.4 TEXAS LAW APPLICABLE. The provisions of this agreement shall be construed, according to the laws of the State of Texas.

         12.5 SEVERABILITY OF AGREEMENT. Each provision of this agreement is severable and if any provision is found to be void or against public policy, it shall not affect the validity of any other provision hereof.


                                     XII-2

         IN WITNESS WHEREOF, the Sponsor and the Trustee have caused this agreement to be executed effective as of April 1, 2000.

                                 WEATHERFORD INTERNATIONAL, INC.


                                 By: /s/ Curtis W. Huff
                                     ----------------------------------------
                                                Curtis W. Huff
                                    Executive Vice President, Chief Financial
                                     Officer, General Counsel and Secretary



                                 BANK ONE, TEXAS, NA



                                 By: /s/ Marshall J. Franklin
                                        ---------------------------------------
                                 Name:  Marshall J. Franklin
                                        ---------------------------------------
                                 Title: Senior Vice President
                                        ---------------------------------------


                                      XII-3